UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 27, 2001


                            FIELDS TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     000-03718               11-2050317
            --------                     ---------               ----------
    (State or Other Jurisdiction        (Commission             (IRS Employer
          Of Incorporation)              File Number)        Identification No.)



                    333 Main Street, Park City, Utah        84060
                    --------------------------------        -----
               (Address of Principal Executive Offices)   (Zip Code)


        Registrant's telephone number, including area code (435) 649-2221
                                                           --------------


                      Former Name: AmeriNet Group.com, Inc.
        Former Address: 1941 Southeast 51st Terrace, Ocala, Florida 34471
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 1. Changes In Control Of Registrant

Not Applicable.

Item 2. Acquisition Or Disposition Of Assets

Not Applicable.

Item 3. Bankruptcy or Receivership

Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

As a result of our recent reverse acquisition of Park City Group, Inc., our wholly owned subsidiary, we have had two separate auditors. We have changed our certified public accountants in order to have one certified public accountant that is located in close proximity to our corporate and operational offices in Park City, Utah.

On July 27, 2001, we dismissed Daszkal Bolton Manela Devlin & Co, our auditor when we were known as AmeriNetGroup.com, Inc. (AmeriNet). Daszkal Bolton Manela Devlin & Co's Independent Audit Report for AmeriNet's financial statements for the fiscal year ended June 30, 2000 (prior to AmeriNet's acquisition of Park City Group, Inc.) states that: (a) AmeriNet's financial statements (for the fiscal year ended June 30, 2000) have been prepared assuming that they will continue as a going concern; (b) AmeriNet experienced a loss from operations in fiscal year 2000 and negative cash flows from operations for the year ended June 30, 2000; and (c) these matters [as reflected in (a) and (b) above] raise substantial doubt about AmeriNet's ability to continue as a going concern. In correspondence dated October 24, 2000, Daszkal Bolton Manela Devlin and Co. advised AmeriNet that internal controls necessary to develop reliable financial statements did not exist. In connection with AmeriNet's audit for the fiscal year ended June 30, 2000 and in the interim period from July 1, 2000 through July 27, 2001, we had no disagreements with Daszkal Bolton Manela Devlin & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. We requested that Daszkal Bolton Manela Devlin & Co furnish us with a letter addressed to the Securities and Exchange Commission state whether or not they agree with these statements; Daszkal Bolton Manela Devlin & Co. complied with our request and their letter dated August 1, 2001 is attached as exhibit 16.1to this Form 8-K.

On July 27, 2001, we dismissed Sorensen Vance & Company, P.C., which had previously served as the certified public accountants for Park City Group, Inc. The report of Sorenson Vance & Company, P.C. on the financial statements of Park City Group, Inc. for the fiscal year ended December 31, 2000, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with our audit for the fiscal year ended December 31, 2000 and in the interim period from January 1, 2001 through July 27, 2001, we had no disagreements with Sorenson Vance & Company, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

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

We requested that Sorenson Vance & Company, P.C. furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Sorenson Vance & Company, P.C. agrees with these statements; Sorenson Vance & Company, P.C. complied with our request and their letter dated July 31, 2001 is attached as exhibit 16.2 to this Form 8-K.

On July 27, 2001, we engaged Tanner + Co as our new certified public accountants.

During the fiscal year ended June 30, 2000, and in the interim period from July 1, 2000 through July 27, 2001, we did not consult with Tanner + Co regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

Our management and Board of Directors approved: (a) our dismissal of Daszkal Bolton Manela Devlin & Co. as our certified public accountant; (b) our dismissal of Sorenson Vance & Company, P.C., as the certified public accountant for Park City Group Inc.; and (c) our engagement of Tanner + Co on July 28,2001 as our certified public account and the certified public accountant for Park City Group, Inc. Item 5. Other Events and Regulation FD Disclosure. Not Applicable.

Item 6. Resignations of Registrant's Directors.

Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Not Applicable.

Exhibits.

          Exhibit 16. 1         Letter of Daszkal Bolton Manela Devlin & Co
          Exhibit 16.2          Letter of Sorenson Vance & Co P.C.


Item 8. Change In Fiscal Year.

On July 27, 2001, our Board of Directors unanimously voted to change the year-end of our wholly owned subsidiary, Park City Group, Inc. from December 31 to June 30. In connection therewith, our Form 10-K for our fiscal year end of June 30 will reflect the change of year-end of Park City Group, Inc. We will file our 10-K on or before September 28, 2001.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIELDS TECHNOLOGIES, INC.


Date:  August 1, 2001                By: /s/ Randall K. Fields
                                         ---------------------------------------
                                         Randall K. Fields - President and Chief
                                         Executive Officer

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